UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report: March 23, 2018

Broadcom Limited

Broadcom Cayman L.P.

(Exact name of registrants as specified in its charter)

Singapore Cayman Islands	001-37690 333-205938-01	98-1254807 98-1254815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Broadcom Limited 1 Yishun Avenue 7 Singapore 768923 Broadcom Cayman L.P. c/o Broadcom Limited 1 Yishuan Avenue 7 Singapore 768923	N/A
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone numbers, including area code: (65) 6755-7888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously announced on November 2, 2017, Broadcom Limited, a public company limited by shares incorporated under the laws of the Republic of Singapore (“Broadcom-Singapore”), has decided to restructure its corporate group to cause the parent company of the group to be a Delaware corporation (the “Redomiciliation”). On March 23, 2018, pursuant to the Broadcom Cayman L.P. (the “Partnership”) Amended and Restated Limited Partnership Agreement, dated as of February 1, 2016 (as previously amended, the “Partnership Agreement”), an amendment to the Partnership Agreement (the “Mandatory Exchange Amendment”) was executed by Broadcom-Singapore, in its capacity as the general partner (the “General Partner”) and on behalf of the Partnership. Pursuant to the Mandatory Exchange Amendment, all outstanding exchangeable limited partnership units (the “LP Units”) of the Partnership (other than any LP Units held by Broadcom-Singapore and its subsidiaries) will be mandatorily exchanged on a one-for-one basis for newly issued shares of common stock of Broadcom Inc. (formerly Broadcom Limited), a Delaware corporation (“Broadcom-Delaware”) immediately prior to the effectiveness of the Scheme of Arrangement (as defined below).

The foregoing description of the Mandatory Exchange Amendment does not purport to be complete and is subject to, and is qualified in its entirety by, reference to the Mandatory Exchange Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and the terms of which are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Broadcom Limited

In order to complete the Redomiciliation, the boards of directors of each of Broadcom-Singapore and Broadcom-Delaware, approved the entry by Broadcom-Singapore and Broadcom-Delaware, respectively, into an Implementation Agreement (the “Implementation Agreement”). The Implementation Agreement was executed by Broadcom-Singapore and Broadcom-Delaware on February 28, 2018 and provides for a statutory procedure known as a scheme of arrangement (the “Scheme of Arrangement”) to be implemented by Broadcom-Singapore and Broadcom-Delaware under Singapore law.

At the direction of the High Court of the Republic of Singapore, Broadcom-Singapore convened a special meeting (the “Special Meeting”) of Broadcom-Singapore’s Scheme Shareholders (as defined below) on March 23, 2018 at 8:00 a.m. to vote on a proposal to approve the Scheme of Arrangement (the “Broadcom Redomiciliation Proposal”). “Scheme Shareholders” is defined as (i) persons who are registered as holders of ordinary shares (“Ordinary Shares”) or special preference shares (“Preference Shares” and together with the Ordinary Shares, the “Shares”) in the capital of Broadcom-Singapore in the Register of Members of Broadcom-Singapore, other than CEDE & Co., and (ii) persons who are registered as holders of Ordinary Shares in the capital of Broadcom-Singapore in book-entry form on the register of The Depository Trust Company, which shares are held through CEDE & Co. as the registered holder of said Ordinary Shares on the Register of Members of Broadcom-Singapore.

As of March 5, 2018, the record date for the Special Meeting, there were 410,751,985 Ordinary Shares and 22,090,052 Preference Shares in the capital of Broadcom-Singapore outstanding and entitled to vote at the Special Meeting. At the Special Meeting, a total of 359,503,335 Shares, representing approximately 83.06% of outstanding Shares entitled to vote at the Special Meeting, were present in person or by proxy, constituting a quorum to conduct business, in each case determined in accordance with applicable Singapore law.

Shareholders of Broadcom-Singapore voted for the Broadcom Redomiciliation Proposal and approved the Scheme of Arrangement. The final voting results are described below. For more information regarding the Scheme of Arrangement, refer to the definitive proxy statement filed by Broadcom-Delaware with the U.S. Securities and Exchange Commission (the “SEC”) on March 9, 2018.

Approval of the Scheme of Arrangement:

Number of Scheme Shareholders Voted

For	Against	Total
136	2	138

Number of Shares Voted

For	Against	Total
356,871,879	233,940	357,105,819

Broadcom Cayman L.P.

As previously announced, and in connection with the decision to restructure the corporate group, Broadcom-Singapore, in its capacity as the General Partner and on behalf of the Partnership, solicited the consent of the limited partners of the Partnership (the “Limited Partners”) to become direct stockholders of the new parent company, Broadcom-Delaware. This solicitation of consents of the Limited Partners to amend the Partnership Agreement, provided that all outstanding LP Units (other than any LP Units held by Broadcom-Singapore and its subsidiaries) will be mandatorily exchanged on a one-for-one basis for newly issued shares of common stock of Broadcom-Delaware immediately prior to the effectiveness of the Scheme of Arrangement. Holders of 95.21% of the outstanding LP Units (excluding any LP Units held by Broadcom-Singapore or any of its subsidiaries) provided written consent to the Mandatory Exchange Amendment. For more information regarding the Mandatory Exchange Amendment, refer to the definitive consent solicitation statement filed by the Partnership, which also constitutes a prospectus of Broadcom-Delaware, with the SEC on March 9, 2018.

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Mandatory Exchange Amendment executed March 23, 2018

Cautionary Note Regarding Forward-Looking Statements

Some of the statements included in this announcement and the documents referred to herein may include forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended), in particular, statements about Broadcom-Singapore’s expectations regarding the change of the parent company of the group from a Singapore company to a Delaware corporation. These statements include, but are not limited to, statements that address Broadcom-Singapore’s expected future business and financial performance and statements about the proposed redomiciliation and other statements identified by words such as “will”, “expect”, “believe”, “anticipate”, “estimate”, “should”, “intend”, “plan”, “potential”, “predict”, “project”, “aim”, and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Broadcom-Singapore, as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside Broadcom-Singapore’s and management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements.

Particular uncertainties that could materially affect future results include risks associated with Broadcom-Singapore’s proposed redomiciliation, including the timing of the proposed redomiciliation and its ability to obtain Singapore court approval and satisfy other closing conditions to the completion of the proposed redomiciliation; any loss of its significant customers and fluctuations in the timing and volume of significant customer demand; its dependence on contract manufacturing and outsourced supply chain; its dependency on a limited number of suppliers; any acquisitions Broadcom may make, including Broadcom’s proposed acquisition of Qualcomm Incorporated, such as delays, challenges and expenses associated with receiving governmental and regulatory approvals and satisfying other closing conditions, and with integrating acquired companies with its existing businesses and its ability to achieve the growth prospects and synergies expected by such acquisitions; its ability to accurately estimate customers’ demand and adjust its manufacturing and supply chain accordingly; its significant indebtedness, including the need to generate sufficient cash flows to service and repay such debt; dependence on a small number of markets and the rate of growth in these markets; dependence on and risks associated with distributors of its products; dependence on senior management; quarterly and annual fluctuations in its operating results; global economic conditions and concerns; its competitive performance and ability to continue achieving design wins with its customers, as well as the timing of any design wins; prolonged disruptions of its or its contract manufacturers’ manufacturing facilities or other significant operations; its ability to improve its manufacturing efficiency and quality; its dependence on outsourced service providers for certain key business services and their ability to execute to its requirements; its ability to maintain or improve gross margin; its overall cash tax costs, legislation that may impact its overall cash tax costs and its ability to maintain tax concessions in certain jurisdictions; its ability to protect its intellectual property and the unpredictability of any associated litigation expense; any expense or reputational damage associated with resolving customer product warranty and indemnification claims; cyclicality in the semiconductor industry or in its target markets; its ability to sell to new types of customers and to keep pace with technological advances; market acceptance of the end products into which its products are designed; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the documents that we file with the SEC. You may obtain copies of these documents as described under the heading “Where You Can Find More Information” in the Proxy Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Broadcom Limited

Date: March 23, 2018	By:	/s/ Thomas H. Krause, Jr.
Thomas H. Krause, Jr.
Chief Financial Officer

Broadcom Cayman L.P., by its general partner Broadcom Limited

Date: March 23, 2018	By:	/s/ Thomas H. Krause, Jr.
Thomas H. Krause, Jr.
Chief Financial Officer